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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                           Daugherty Resources, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                Daugherty Resources, Inc.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                            DAUGHERTY RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                               LEXINGTON, KY 40509

                    PROXY STATEMENT AND INFORMATION CIRCULAR
                               AS AT MAY 15, 2001

                            DAUGHERTY RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                            LEXINGTON, KENTUCKY 40509

To Our Shareholders:

         You are cordially invited to attend the 2001 Annual General Meeting of the Shareholders of Daugherty Resources, Inc. (the "Meeting") to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 25, 2001 at 10:00 a.m., Vancouver, British Columbia time.

         Your approval is requested in fixing the number of directors of Daugherty Resources for the coming year, electing directors to serve for the coming year, ratifying, affirming and approving the appointment of an auditor for Daugherty Resources for the fiscal year ending December 31, 2001. Ratifying, affirming and approving Daugherty Resources' 2001 Stock Option Plan and approving Daugherty Resources' execution of an Underwriting Agreement for the public offering of 1,000,000 Units (5 shares of Common Stock per unit comprised of three shares of Daugherty Resources' Common Stock and two classes of redeemable warrants representing one share each).

         Whether or not you plan to attend the Meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the Meeting, even if you send in your proxy.

         We appreciate your continued interest in Daugherty Resources, Inc.

                                         Sincerely,

                                         /s/ William S. Daugherty

                                         William S. Daugherty
                                         Chairman of the Board and President
                                         On Behalf of the Board of Directors

Lexington, Kentucky
May 15, 2001

                            DAUGHERTY RESOURCES, INC.

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 25, 2001

         The 2001 Annual General Meeting of Shareholders (the "Meeting") of Daugherty Resources, Inc., a British Columbia corporation, will be held at 625 Howe Street, Suite 700, British Columbia, Canada, on June 25, 2001, at the hour of 10:00 a.m. (local time), for the following purposes:

         1. To receive and consider the audited financial statements of Daugherty Resources for the fiscal year ended December 31, 2000, together with the auditors' report thereon.

         2. To receive and consider the report of the directors of Daugherty Resources.

         3.       To fix the number of directors for the ensuing year.

         4.       To elect directors for the ensuing year.

         5. To consider the ratification of the appointment of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as auditor of Daugherty Resources for the fiscal year ending December 31, 2001.

         6. To approve Daugherty Resources' 2001 Stock Option Plan which, subject to the approval of the shareholders of Daugherty Resources, was adopted by the Board of Directors. A copy of the 2001 Stock Option Plan is attached hereto as Exhibit A.

         7. To approve the execution of an Underwriting Agreement with an investment banking firm(s) to act as the managing underwriter(s) for a public offering of 1,000,000 Units (three shares of Common Stock and two classes of redeemable warrants representing one share each) on terms no less favorable to Daugherty Resources than those contained in the Letter of Intent, the form of which is attached as Exhibit B, which Daugherty Resources previously executed with an underwriter.

         8. To receive and consider Daugherty Resources' written Audit Committee Charter attached hereto as Exhibit C.

         9. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         Shareholders registered as holders of Daugherty Resources' common shares (the "Common Stock") who are deemed to hold such shares as of the close of business on May 15, 2001 (the "Record Date") are entitled to Notice of the Meeting. A list of the shareholders will be available for inspection for at least 10 days prior to the Meeting during normal business hours at the offices of Daugherty Resources.

         Shareholders are cordially invited to attend the Meeting in person. Those who do not attend and who wish their shares to be voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

         Only holders of the Common Stock are entitled to vote on all matters to be considered at the Meeting. If any shareholder transfers his shares after the Record Date and the transferee, at least 48 hours prior to the Meeting, produces properly endorsed share certificates to the Secretary or transfer agent of Daugherty Resources, or otherwise establishes ownership of the shares, the transferee may vote those shares. The transfer register will not be closed at any time prior to the Meeting.

         The Board of Directors has by resolution fixed the close of business on the second business day preceding the day of the Meeting (excluding Saturdays, Sundays and holidays) and any adjournments thereof as the time before which proxies to be used or acted upon at the Meeting or any adjournments thereof shall be deposited with Daugherty Resources or its transfer agent.

         Shareholders, whether or not able to attend the Meeting in person, are requested to date and sign the enclosed form of proxy and to return it to Daugherty Resources' Transfer Agent, Pacific Corporate Trust Company, 625 Howe Street, Suite 830, Vancouver, British Columbia, V6C 3B8, by not later than 10:00 a.m. (Vancouver, British Columbia time) on June 25, 2001.

FOR FULL INFORMATION, THIS NOTICE MUST BE READ IN CONJUNCTION WITH THE PROXY STATEMENT ACCOMPANYING THIS NOTICE.

                                    By Order of the Board of Directors,

                                    /s/ William S. Daugherty

                                    William S. Daugherty
                                    Chairman of the Board and President

Lexington, Kentucky
May 15, 2001

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE, AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

                                 PROXY STATEMENT

SOLICITATION OF PROXIES

         The Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Daugherty Resources, Inc., a British Columbia corporation, for the 2001 Annual General Meeting of Shareholders (the "Meeting") in order to:

         - Fix the number of directors to serve for the coming year at three.

         - Elect the candidates nominated by the Board of Directors to serve as directors for the coming year.

         - Ratify the appointment of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as auditor of Daugherty Resources for the fiscal year ending December 31, 2001.

         - To approve Daugherty Resources' 2001 Stock Option Plan which, subject to the approval of the shareholders of Daugherty Resources, was adopted by the Board of Directors. A copy of the 2001 Stock Option Plan is attached hereto as Exhibit A.

         - To approve the execution of an Underwriting Agreement with an investment banking firm(s) to act as the managing underwriter(s) for a public offering of 1,000,000 Units (three shares of Common Stock and two classes of redeemable warrants representing one share each) on terms no less favorable to Daugherty Resources than those contained in the Letter of Intent, the form of which is attached as Exhibit B, which Daugherty Resources previously executed with an underwriter.

         - Transact such other business as may properly come before the Meeting.

         The Annual Report of Daugherty Resources on Form 10-KSB, including financial statements for the year ended December 31, 2000, and the Quarterly Report of Daugherty Resources on Form 10-QSB for the period ended March 31, 2001 are enclosed with this Proxy Statement.

         This Proxy Statement and the enclosed Proxy were first sent or given to shareholders on or about May 18, 2001. All associated costs relating to this proxy solicitation will be borne by Daugherty Resources. Advance notice of the Meeting was published in the Vancouver Province in Vancouver, British Columbia on April 29, 2001. In addition to solicitation by mail, certain of the directors, officers and employees of Daugherty Resources may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and they will be reimbursed by Daugherty Resources for postage and clerical expenses.

         Shares represented by properly executed proxies will be voted as specified. IF NO SPECIFICATIONS HAVE BEEN GIVEN IN PROXIES WHICH ARE RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE FIXING OF THE NUMBER OF DIRECTORS FOR THE ENSUING YEAR AT THREE, FOR THE ELECTION OF THE NOMINEES LISTED HEREIN AS DIRECTORS FOR THE ENSUING YEAR, FOR THE RATIFICATION OF KRAFT, BERGER, GRILL, SCHWARTZ, COHEN & MARCH LLP AS AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001, FOR THE RATIFICATION, AFFIRMATION AND APPROVAL OF THE 2001 STOCK OPTION PLAN, FOR THE APPROVAL OF THE EXECUTION OF THE UNDERWRITING AGREEMENT, AND IN THE DISCRETION OF THE PERSONS NAMED IN THE PROXY ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. At the time of the printing of this Proxy Statement, management knows of no such other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. However, if any other matters which are not now known to management should properly come before the Meeting or any adjournments thereof, the proxies will be voted on such matters in accordance with the best judgment of the proxies named therein.

         A form of proxy will not be valid unless it is completed and delivered to Pacific Corporate Trust Company, 625 Howe Street, Suite 830, Vancouver, British Columbia V6C 3B8, Canada, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting.

APPOINTMENT AND REVOCATION OF PROXIES

         The solicitation of proxies is being made on behalf of the Board of Directors of Daugherty Resources. The individuals named in the accompanying form of proxy are the President and a director of Daugherty Resources. A shareholder wishing to appoint some other person (who needs not be a shareholder of Daugherty Resources) to represent him at the Meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of the proxy or by completing another form of proxy.

         Proxies may be revoked at any time before the commencement of the Meeting by delivering to the Chairman of the Meeting a written revocation or a duly executed proxy bearing a later date. The principal executive office and mailing address of Daugherty Resources is 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at Daugherty Resources' principal executive office.

VOTING OF SECURITIES

         Shareholders of record at the close of business on May 15, 2001 (the "Record Date") are entitled to notice of the Meeting. As of the Record Date, 3,450,930 shares of the Common Stock were issued and outstanding, fully paid and non-assessable. Each share of the Common Stock is entitled to one vote. No other voting stock of Daugherty Resources is issued and outstanding. The quorum for the transaction of business at the Meeting consists of two persons present and being, or representing by proxy, shareholders holding not less than one-tenth of the outstanding shares of the Common Stock. If sufficient shares are not represented in person or by proxy at the Meeting to constitute a quorum, the Meeting may be postponed or adjourned in order to permit further solicitations of proxies by Daugherty Resources. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Meeting in the manner set forth above.

         Under the Company Act of British Columbia (the "BCCA"),

         - The three nominees receiving the greatest number of votes cast by the holders of the Common Stock will be elected as directors (Item 2). There will be no cumulative voting in the election of directors.

         - A simple majority of the votes cast at the Meeting is required to approve the fixing of the number of directors for the ensuing year at three (Item 1), the ratification of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as auditor for the fiscal year ending December 31, 2000 (Item 3), the approval of the 2001 Stock Option Plan (Item 4) and the approval of the execution of an Underwriting Agreement for the public offering of 1,000,000 Units of Common Stock consisting of three shares of Common Stock and two classes of warrants for one share each (Item 5).

         Under British Columbia law, abstentions are treated as presented and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except the election of directors as to which they will have no effect.

                ITEM 1: DETERMINATION OF THE NUMBER OF DIRECTORS

         Management proposes to fix the number of directors of Daugherty Resources at three for the ensuing year.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of share of the Common Stock present in person or represented by proxy at the Meeting is required to fix the number of directors of Daugherty Resources at three for the ensuing year.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FIXING OF THE NUMBER OF DIRECTORS ENSUING YEAR AT THREE.

                          ITEM 2: ELECTION OF DIRECTORS

         The Board of Directors is currently composed of three members. It is intended that the number of directors will be three for the ensuing year.

TERM OF OFFICE

         The term of office of each of the current directors expires at the Meeting. The persons named below have been nominated to stand for election at the Meeting by the Board of Directors. Each director elected will hold office until the next annual general meeting of the shareholders of Daugherty Resources or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Memorandum and Articles of Daugherty Resources or the provisions of the BCCA.

NOMINEES

         The following persons will be nominated at the Meeting for the available positions on the Board of Directors of Daugherty Resources:

         - William S. Daugherty, age 46, has been a director since September 1993. Mr. Daugherty has served as President and Chief Operating Officer of Daugherty Resources since September 1993 when he acquired 1,250,000 shares of the Common Shares in exchange for all of his Common Stock in Daugherty Petroleum, Inc. Mr. Daugherty has served as President of Daugherty Petroleum, Inc. since 1984. In 1995, Mr. Daugherty was elected as Chairman of the Board of Daugherty Resources.

         -        James K. Klyman, age 46, has been a director since May 1992.
                  For the past eight years, Mr. Klyman has been a computer software designer and programmer specializing in applied information technology.

         - Charles L. Cotterell, age 76, has been a director since June 1994. Mr. Cotterell has been involved in the resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky. He is a Vice President of Konal Engineering Co. Ltd., is a past director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co., and Dominion Power Press Mines, Equipment Co., Ltd., and is the past President of Smith Press Automation Co., Ltd.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         During fiscal year 2000, the Board of Directors held eleven meetings and approved actions on eleven separate occasions by unanimous consent without formal meetings. The Board of Directors has established an Audit Committee and Nominating Committee to oversee specific matters affecting Daugherty Resources.

         COMMITTEES. (a) The Audit Committee. Daugherty Resources is required to have an Audit Committee of which the current members are William S. Daugherty, James K. Klyman and Charles L. Cotterell. As required by Rule 4200 (a)(15) of the National Association of Securities Dealers ("NASD") the majority of the members of the Audit Committee are independent. The Audit Committee held one meeting during fiscal 2000. The Audit Committee meets with Daugherty Resources' auditor to review those matters contained in SAS 61, including but not limited to, Daugherty Resources' accounting policies, internal controls and other accounting and auditing matters; makes recommendations to the Board as to the engagement of a firm of independent accountants as auditor; reviews the letter of engagement and statement of fees relating to the scope of the annual audit and special audit work which may be recommended or required by the auditor; reviews Daugherty Resources annual and quarterly reports; reviews the independence of the auditors and accountants; and recommends or ratifies the inclusion of the audited financial statement by the Board of Directors in the annual report. Daugherty Resources adopted an Audit Committee Charter on June 14, 2000, a copy of which is attached to this Proxy Statement as Exhibit C.

         The total aggregate fees billed for auditing and accounting of Daugherty Resources and its wholly owned subsidiaries was $96,930 of which $38,469 was billed for the auditing and accounting services of Daugherty Resources.

         (b) The Nominating Committee, currently composed of William S. Daugherty and Charles L. Cotterell, held one meeting during fiscal 2000. The functions performed by the Nominating committee include selecting candidates to fill vacancies on the Board of Directors, reviewing the structure and composition of the Board, and considering qualifications requisite for continuing Board service. The Nominating Committee will consider candidates recommended by a shareholder of Daugherty Resources. Any such recommendation for the 2002 Annual General Meeting of Shareholders should be provided to the Corporate Secretary of Daugherty Resources by March 1, 2002.

         (c) Daugherty Resources does not have an Executive Committee.

         During the fiscal year ended December 31, 2000, each director attended all meetings of Daugherty Resources' Board of Directors and the respective Committees on which he served.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Daugherty Resources does not have a Compensation Committee or other Board committee performing an equivalent function. In establishing compensation levels, the Board of Directors has endeavored to ensure the compensation programs for Daugherty Resources' executive officers were effective in attracting and retaining key executives responsible for the success of Daugherty Resources and were administered in an appropriate fashion in the long-term best interest of Daugherty Resources and its shareholders. In that regard, the Board of Directors sought to align total compensation for Daugherty Resources' executive officers with the performance of Daugherty Resources and the individual performance of each executive officer in assisting Daugherty Resources in accomplishing its goals.

         Unless otherwise indicated, all references to dollars throughout this Proxy Statement shall mean United States dollars.

         All actions of the Board with respect to Mr. Daugherty's compensation are taken without his involvement. Mr. Daugherty and Charles L. Cotterell, one of the directors of Daugherty Resources, participated in deliberations concerning other officer and key employee base compensation, while bonuses and incentive stock options are authorized by the action of the entire Board of Directors.

         BASE SALARY. The Board's policy with respect to 2000 base salaries for executive officers was generally to keep them at appropriate levels in light of what was customary in the industry.

         STOCK OPTIONS. The Board of Directors believes that to achieve Daugherty Resources' long-term growth objectives and to align management and its shareholders' interests, it is in the best interest of Daugherty Resources from time to time to grant stock options to key members of its management and staff. Consequently, on March 7, 1997, the Board of Directors adopted, subject to the approval of the shareholders of Daugherty Resources, a Stock Option Plan under
Section 422 of the Internal Revenue Code of 1986, as amended. The 1997 Stock Option Plan is administered by a Committee appointed by the Board of Directors, the members of which are to be "Non-Employee Directors" as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Committee are James K. Klyman and Charles L. Cotterell. The 1997 Stock Option Plan provides that 600,000 shares of the Common Stock are to be the subject of stock options, 400,000 of which are reserved for Mr. Daugherty, and the remaining 200,000 reserved for other employees of Daugherty Resources as may be determined by the Committee. The Board of Directors has adopted, subject to the approval of the shareholders of Daugherty Resources, the Daugherty Resources, Inc. 2001 Stock Option Plan, Exhibit A, for which stockholder approval is sought under Item 4. The Stock Option Plan will provide for up to three million stock options, for the employees and will contain the same or similar provisions as the 1997 Stock Option Plan.

VOTE REQUIRED

         The three nominees receiving the greatest number of votes cast by the holders of the Common Stock will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF WILLIAM S. DAUGHERTY, JAMES K. KLYMAN, AND CHARLES L. COTTERELL AS DIRECTORS OF DAUGHERTY RESOURCES.

       ITEM 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Subject to shareholder ratification, the Board of Directors has appointed Kraft, Berger, Grill, Schwartz, Cohen & March LLP, a Toronto, Ontario based accounting firm, as Daugherty Resources' auditor for the fiscal year ending December 31, 2001. Kraft, Berger, Grill, Schwartz, Cohen & March LLP has served as Daugherty Resources' independent public accountant since 1992. Representatives of Kraft, Berger, Grill, Schwartz, Cohen & March LLP are not expected to be present at the Meeting.

VOTE REQUIRED

         The affirmative vote of a majority of the total shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the ratification of Kraft, Berger, Grill, Schwartz, Cohen & March LLP as Daugherty Resources' independent public accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KRAFT, BERGER, GRILL, SCHWARTZ, COHEN & MARCH LLP AS DAUGHERTY RESOURCES' INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

   ITEM 4. RATIFICATION, AFFIRMATION AND APPROVAL OF DAUGHERTY RESOURCES, INC.
                             2001 STOCK OPTION PLAN

         The Board of Directors has adopted, subject to the approval of the shareholders of Daugherty Resources, the Daugherty Resources, Inc. 2001 Stock Option Plan (the "Stock Option Plan"), a copy of which is attached hereto as Exhibit A. The follow description of the Stock Option Plan is qualified by reference to the full text of the Stock Option Plan.

         The purpose of the Stock Option Plan is to retain key executives and other selected employees, reward them for making major contributions to the success of Daugherty Resources and provide them with a proprietary interest in the growth and performance of Daugherty Resources.

         The total number of shares of the Common Stock that may be issued to officers, directors and employees pursuant to the Stock Option Plan will not exceed three million shares. The number of shares of the Common Stock that may be awarded pursuant to the Stock Option Plan are subject to adjustment upon the occurrence of certain events. At the close of the market on May 15, 2001, the closing market price of the Common Stock as reported on the Nasdaq SmallCap Market was $1.82.

         The Stock Option Plan shall be administered by a Committee, which may be appointed by the Board of Directors from time to time (collectively referred to as the "Administrator"). The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of Daugherty Resources or any subsidiary to whom incentive stock options shall be granted pursuant to the Stock Option Plan. The Administrator may grant additional incentive stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Administrator may from time to time designate individuals as being ineligible to participate in this Plan. Since Daugherty Resources' securities are registered pursuant to Section 12 of the Exchange Act, then to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director" as defined in said rule.

         To the extent required to qualify any option under the Stock Option Plan as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision, the option price per share shall not be less than 100 percent of the fair market value of the Common Stock per share on the date the Administrator grants the option; provided however, that if a person to whom an option is granted pursuant to the Stock Option Plan (the "Optionee") owns stock processing more than 10 percent of the total combined voting power of all classes of stock of Daugherty Resources, the option price per share of an incentive stock option granted to such Optionee shall not be less than 110 percent of the fair market value of the Common Stock per share on the date of the grant or the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing. The exercise price of any stock option may, at the discretion of the Administrator, be paid in cash or by surrendering share of the Common Stock, valued at fair market value on the date of exercise, or any combination thereof. Vesting conditions for a stock option will be specified by the Administrator and set forth in the applicable option agreement. Vesting conditions may include, without limitation, provisions for acceleration in the case of change of control of Daugherty Resources.

         Adoption of the Stock Option Plan shall be and is expressly subject to the condition of approval by the shareholders of Daugherty Resources within 12 months before or after the adoption of the Stock Option Plan by the Board of Directors. Any incentive stock options granted after adoption of the Stock Option Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such 12 month period.

         Incentive stock options may be granted pursuant to the Stock Option Plan from time to time during a period of 10 years from the effective date of the Stock Option Plan. Any incentive Stock Option granted during such 10 year period shall remain in full force and effect until the expiration of the option is specified in the written Stock Option Agreement and shall remain subject to the terms and conditions of the Stock Option Plan.

         The term during which any incentive stock option granted under the Stock Option Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the option as an incentive stock option under Code Section 422, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than 10 years after the date on which it is granted; provided however, that if an Optionee owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of Daugherty Resources, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five years after the date on which it is granted.

         To the extent that the aggregate fair market value of Common Stock for which an incentive stock option becomes exercisable by the Optionee for the first time in any calendar year exceeds $100,000, the portion of such incentive stock option which exceeds such $100,000 limitation shall be treated as a Non-Statutory Stock Option and not an incentive stock option under Code Section 422.

         The Optionee shall have the registration rights set forth in Exhibit 1 to the Stock Option Plan.

         The holder of a nonqualified stock option will recognize no taxable income as a result of the grant of the stock option. Upon the exercise of the stock option, however, the holder of a nonqualified stock option will recognize taxable ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise or purchase price (or, in the case of relinquishment, in an amount equal to the sum of the cash received and the fair market value of the shares or award received determined on the date of exercise) and, correspondingly, Daugherty Resources will be entitled to an income tax deduction for such amount.

         Upon the exercise of an incentive stock option, the stock option holder generally will not recognize taxable income by reason of the exercise, and Daugherty Resources normally will not be entitled to any income tax deduction. If the Optionee disposes of the shares acquired upon the exercise of an incentive stock option after satisfaction of certain minimum holding periods, any gain realized will be capital gain. Gain attributable to post-exercise appreciation of stock acquired upon the exercise of a nonqualified or incentive stock option after satisfaction of certain minimum holding periods, any gain realized will be capital gain. Gain attributable to post-exercise appreciation of stock acquired upon the exercise of a nonqualified or inventive stock option will be capital gain if the Optionee has held the shares as a capital asset for more than one year. If an Optionee disposes of the shares acquired upon the exercise of an incentive stock option within the minimum holding periods, the Optionee would recognize ordinary income, and Daugherty Resources would be entitled to a commensurate income tax deduction (except with respect to post-exercise appreciation).

         The allocation of awards under the Stock Option Plan is not currently determinable as such allocation is dependent upon future decisions to be made by the Administrator in its sole discretion, subject to the applicable provisions of the Stock Option Plan.

POTENTIAL DILUTION

         The approval of the 2001 Stock Option Plan may have a dilutive effect on the present owners of the Common Stock. Due to the possibility that the exercise price per share could be established, below the book value of the stock, if the holders of the Options elect to exercise them and purchase Common Stock the shares of Common Stock issued would then cause a dilution of interest of the present shareholders of Daugherty Resources. The extent of the potential dilution cannot be reasonably anticipated at this time and will depend upon a number of factors, including the number of shares purchased and the book value of the Common Stock at the time of the purchase.

VOTE REQUIRED

         The affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the 2001 Stock Option Plan. For the purpose of such determination, abstentions will have the same effect as votes cast against the approval of the 2001 Stock Option Plan, and broker non-votes will have no effect on the outcome of the vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION, AFFIRMATION AND APPROVAL OF THE 2001 STOCK OPTION PLAN.

ITEM 5. APPROVAL OF THE EXECUTION OF AN UNDERWRITING AGREEMENT FOR DAUGHERTY RESOURCES TO ISSUE UP TO FIVE MILLION SHARES OF COMMON STOCK.

         It is the intent of Daugherty Resources to enter into an Underwriting Agreement with an investment banking firm(s) to act as the Managing Underwriter in connection with a proposed public offering of 1,000,000 Units ("Units") each consisting of three shares of Common Stock, (the "Common Stock"), one Redeemable Class A Warrant ("Class A Warrant") and one Redeemable Class B Warrant ("Class B Warrant") issued by Daugherty Resources, Inc. The Underwriting Agreement will be on terms no less favorable than those contained in the Letter of Intent, the form of which is attached as Exhibit B, which Daugherty Resources previously executed with an Underwriter. It is contemplated that the Underwriter shall underwrite approximately 1,000,000 Units at an anticipated public offering price of approximately 300% of the closing bid price of the Daugherty Resources Common Stock as quoted, on the Nasdaq SmallCap Market on the day prior to the effective date of Daugherty Resources Statement hereinafter referred to as the "CBP", plus US $1.00, subject to market and other conditions at the time of the offering. The components of the Units will be separately tradable no later than 12 months from the effective date of the Registration Statement, or earlier at the discretion of the Underwriter (the "Separation Date"). Each Class A Warrant shall be exercisable for a period of 36 months from the effective date of Daugherty Resources Registration Statement. Each Class B Warrant shall be exercisable for a period of 48 months from the effective date of Daugherty Resources Registration Statement. Each Class A and B Warrant shall entitle the holder thereof to acquire one share of Common Stock at a price equal to 110% of the CBP and 125% of the CBP, respectively, subject to adjustment. Commencing 12 months after the Separation Date in the case of the Class A warrants and 24 months after the Separation Date in the case of the Class B Warrants, Daugherty Resources will have the right at any time to redeem all, but not less than all, of each of the Class A and B Warrants at a price equal to five cents (US$0.05) per Class A Warrant and Class B Warrant, respectively, provided that the average closing bid price of the Common Stock equals or exceeds 125% of the CBP and 160% of the CBP, respectively, (subject to adjustment) for any 20 trading days within a period of 30 consecutive trading days ending on the fifth trading day prior to the date of the notice of redemption.

         Daugherty Resources will, as soon as practical (provided the Common Stock is trading at a price of US $2.25 per share or higher), file with the Securities and Exchange Commission ("Commission") a Registration Statement on Form SB-I (or other appropriate form) covering the proposed public offering which shall include all audited and unaudited financial statements for such periods as may be required by the Registration Statement.

         On or about the effective date of the Registration Statement, it is contemplated that Daugherty Resources and the Underwriter shall enter into an Underwriting Agreement with Daugherty Resources. The Underwriting Agreement will provide that the Underwriter shall purchase on a firm, and not on any other basis, the securities to be offered at a discount equaling 10% of the public offering price thereof. Said Underwriting Agreement will further provide that the Underwriter will have an option to purchase all or part of an additional 15% of the securities to be offered from Daugherty Resources to cover any over-allotments for a period of 45 days from the effective date of the Registration Statement upon the same terms and conditions and shall contain such other terms and conditions as are customary in such agreements.

         For the period of 24 months following the effective date of the Registration Statement, the Common Stock issuable upon all options, warrants or other securities exercisable, convertible or exchangeable for Common Stock, issued after the effective date of the Registration Statement, excluding issuances in connection with acquisitions by Daugherty Resources, shall not exceed an aggregate of 750,000, without the prior consent of the Underwriter. In addition, any option, warrant or other security exercisable, convertible or exchangeable into Common Stock issued shall be issued at a grant, exercise or conversion price not less than the greater of fair market value of the Common Stock on the date of grant, issuance or sale or the public offering price per share of Common Stock.

POTENTIAL DILUTION

         The approval of the proposed Underwriting Agreement may have a dilutive effect on the present owners of Common Stock. It is proposed that 1,000,000 Units consisting of three shares of Common Stock and two Warrants, each redeemable for one share of Common Stock be offered publicly pursuant to the Agreement. If all shares of Common Stock are purchased and all warrants are exercised for their underlying shares of Common Stock the shares of Common Stock issued may cause a dilution of interest of the present shareholders of Daugherty Resources. The extent of the potential dilution cannot be reasonably anticipated at this time and will depend upon a number of factors, including the number of shares purchased and the book value of the Common Stock at the time of purchase.

VOTE REQUIRED

The affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by Proxy at the Meeting is required to approve the execution of an Underwriting Agreement for the issuance by Daugherty Resources of up to five million shares of Common Stock. For the purpose of such determination, abstentions will have the same effect as votes cast against the approval for the execution of an Underwriting Agreement for the issuance by Daugherty Resources of up to five million shares of Common Stock, and broker non-votes will have no effect on the outcome of the vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION, AFFIRMATION AND APPROVAL OF THE EXECUTION OF AN UNDERWRITING AGREEMENT FOR THE ISSUANCE BY DAUGHERTY RESOURCES OF UP TO FIVE MILLION SHARES OF COMMON STOCK.

                                   MANAGEMENT

         Set forth below are the directors and executive officers of Daugherty Resources, together with their ages as of the date of this Report. Each director is elected for a one-year term and serves until his successor is elected and qualified.

               NAME                    AGE                   POSITION                     DIRECTOR SINCE
               ----                    ---                   --------                     --------------
William S. Daugherty                   46      Chairman of the Board, President and       September 1993
                                               Chief Executive Officer
James K. Klyman                        46      Director                                      May 1992
Charles L. Cotterell                   76      Director                                     June 1994
D. Michael Wallen                      46      Vice President and Secretary                    N/A

         A description of the business experience during the past several years for each of the directors and executive officers of Daugherty Resources and certain significant employees of Daugherty Resources is set forth below.

         William S. Daugherty, age 46, has served as Director, President and Chief Operating Officer of Daugherty Resources since September 1993. Mr. Daugherty has served as President of Daugherty Petroleum since 1984. In 1995, Mr. Daugherty was elected as Chairman of the Board of Daugherty Resources. Mr. Daugherty is past president of the Kentucky Oil and Gas Association, the Kentucky Independent Petroleum Producers Association, and also serves in a voluntary capacity as the Governor's Official Representative to the Interstate Oil and Gas Compact Commission. Mr. Daugherty holds a B. S. Degree from Berea College, Berea, Kentucky.

         James K. Klyman, age 46, has been a director since May 1992. For the past seven years Mr. Klyman has been a computer software designer and programmer specializing in applied information technology.

         Charles L. Cotterell, age 76, has been a director since June 1994. Mr. Cotterell has been involved in the resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky. He is a Vice President of Konal Engineering Co., Ltd., is a past director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co., and Dominion Power Press Equipment Co., Ltd., and the past President of Smith Press Automation Co., Ltd.

         D. Michael Wallen, age 46, joined Daugherty Petroleum in March 1995, as Vice President of Engineering and was elected a Vice President of Daugherty Resources in March 1997. Prior to joining Daugherty Resources, Mr. Wallen served as the Director of the Kentucky Division of Oil and Gas for six years. Prior to serving as Director of the Kentucky Division of Oil and Gas, he worked as well drilling and completion specialist and as a gas production engineer in the Appalachian Basin for various operating companies. Mr. Wallen holds a B. S. Degree from Morehead State University, Morehead, Kentucky.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange of 1934 (the "Exchange Act") requires Daugherty Resources' directors and executive officers, and persons who own more than 10 percent of a registered class of Daugherty Resources' equity securities, to file with the Securities and Exchange Commission (the "Commission") and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of Daugherty Resources. Directors, officers and greater than 10 percent shareholders are required by the Commission's regulations to furnish Daugherty Resources with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Daugherty Petroleum, Inc. under Rule 16a-3(b) during 2000, and Forms 5 and amendments thereto furnished to Daugherty Petroleum with respect to 2000, Daugherty Petroleum is not aware of any director, officer, or beneficial owner of more than 10% of any class of equity securities of Daugherty Petroleum registered pursuant to Section 12 of the Securities Exchange Act of 1934 that failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during such year, except for Environmental Energy, Inc.

ITEM 10.        EXECUTIVE COMPENSATION

         The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2000, 1999 and 1998 for services in all capacities rendered to Daugherty Resources by William S. Daugherty, the Chief Executive Officer of Daugherty Resources and D. Michael Wallen, Vice President of Daugherty Resources. There was no other person serving as an executive officer of Daugherty Resources at December 31, 2000, whose total annual salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                                Annual Compensation                      Long Term Compensation
                                                -------------------                      ----------------------

Name and Principal Position     Year      Salary          Bonus        Other Annual    Restricted      Options #
                                ----      ------          -----        -------------   -----------     ---------
                                                                       Compensation    Stock Award
                                                                       ------------    -----------

William S. Daugherty              2000     $ 98,077      $56,250 (1)         $616 (5)       0          100,000 (4)
Chairman and President            1999     $ 75,000      $12,500 (2)         $364 (5)       0              0
                                  1998     $ 75,000      $12,500 (3)         $648 (5)       0              0
D. Michael Wallen                 2000     $ 64,377      $46,250 (6)         $616 (7)       0          100,000 (8)
Vice President

-----------------
(1) The bonus was in the form of 25,000 and 25,000 shares of the Common Stock valued at $1.00 and $1.25(U.S.) per share, respectively.
(2) The bonus was in the form of 12,500 shares of the Common Stock valued at $1.00(U.S.) per share.
(3) The bonus was in the form of 12,500 shares of the Common Stock valued at $1.00(U.S.) per share.
(4) These options were approved on April 28, 2000, by the Board of Directors pursuant to the Alaska Apollo Resources Inc. 1997 Stock Option Plan, are exercisable at $1.25 (U.S.) per share. The options expire five years from the date granted.
(5) Mr. Daugherty is indebted to Daugherty Resources on three promissory notes (See footnote 1 at Item 12) bearing an interest rate of 6% per annum. Assuming a market of 9% per annum for a comparable loan Mr. Daugherty received an additional benefit of $648, $364 and $616 per annum for the respective years of 1998, 1999 and 2000.
(6) The bonus was in the form of 15,000 and 25,000 shares of the Common Stock valued at $1.00 and $1.25 (U.S.) per share, respectively.
(7) Mr. Wallen is indebted to Daugherty Resources on three Promissory Notes (See footnote 2 at Item 12) bearing an interest rate of 6% per annum. Assuming a market rate of 9% per annum for a comparable loan Mr. Wallen received an addition benefit in 2000 of $616.
(8) These options were approved on April 28, 2000, by the Board of Directors pursuant to the Alaska Apollo Resources, Inc. 1997 Stock Option Plan, are exercisable at $1.25 (U.S.) per share and expire five years from the date granted.

         While the officers of Daugherty Resources receive benefits in the form of certain perquisites, the individual identified in the foregoing table has not received perquisites, which exceed in value the lesser of $50,000 or 10 percent of such officer's salary and bonus.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

      Daugherty Resources does not maintain a Long-Term Incentive Plan(s) as that term is defined in Item 402(a)(6)(iii) of Regulation S-B.

STOCK OPTIONS

         Daugherty Resources granted a total of 200,000 stock options to officers during 2000. The following table shows the number of shares of the Common Stock underlying all exercisable and non-exercisable stock options held by William S. Daugherty and D. Michael Wallen as of December 31, 2000.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

NAME                                     NUMBER OF UNEXERCISED                 VALUE OF UNEXERCISED IN-THE-MONEY
----                                     ---------------------                 ---------------------------------
                                    OPTIONS AT FISCAL YEAR-END (#)               OPTIONS AT FISCAL YEAR-END ($)
                                    ------------------------------               ------------------------------
                                       EXERCISABLE/UNEXERCISABLE                   EXERCISABLE/UNEXERCISABLE
                                       -------------------------                   -------------------------

William S. Daugherty                        555,555/44,445                                 $ 75,000/0

D. Michael Wallen                              145,000/0                                   $ 75,000/0

         The following is a summary of options that have been granted by Daugherty Resources to William S. Daugherty and D. Michael Wallen during the course of their employment. In all instances the number of shares have been reduced and the exercise price increased to reflect the effect of the one for five consolidation of the Common Stock, which was effective June 29, 1998.

         Mr. Daugherty received options to purchase 40,000 shares of the Common Stock in 1994 exercisable at $9.50 per share in increments of 10,000 shares each on December 10, 1994, 1995, 1996, and 1997. These options expired December 10, 1998. In February 1995, the Board of Directors of Daugherty Resources authorized the granting of incentive stock options covering 40,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 10,000 share increments on February 27, 1995, 1996, 1997, and 1998. Additionally, on December 27, 1995, the Board of Directors of Daugherty Resources authorized the granting of incentive stock options covering 40,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 10,000 share increments on December 27, 1995, 1996, 1997, and 1998. All options authorized in favor of Mr. Daugherty in 1995 are exercisable at $5.00 per share, expire five years from the date of vesting and are contingent upon Mr. Daugherty's employment at the time of vesting. As detailed above, on June 28, 1996, the Board of Directors authorized the granting of incentive stock options to Mr. Daugherty covering 40,000 shares of the Common Stock. On March 7, 1997, pursuant to an Incentive Stock Option Agreement between Daugherty Resources and Mr. Daugherty, the Administrative Committee of the Alaska Apollo Resources Inc. 1997 Stock Option Plan granted Mr. Daugherty options to purchase 400,000 shares of the Common Stock exercisable at $1.546875 per share. Options for 71,111 shares vested on March 7, 1997, with 71,111 shares vesting on January 1, 1998, 1999, 2000, and 2001, and the remaining 44,445 shares vesting on January 1, 2002. These options are contingent upon Mr. Daugherty's employment with Daugherty Resources on the vesting dates. They expire on March 7, 2002. Pursuant to the 1997 Stock Option Plan of Alaska Apollo Resources, Inc., on April 28, 2000, the Board of Directors authorized a grant of Options to purchase 100,000 shares of Common Stock to Mr. Daugherty vesting immediately, exercisable at $1.25 per share and expiring five years from the date granted.

         On December 27, 1995, the Board of Directors of Daugherty Resources authorized the granting of incentive stock options covering 20,000 shares of the Common Stock for Mr. Wallen vesting and exercisable in 5,000 share increments on December 27, 1995, 1996, 1997, and 1998. All options authorized in favor of Mr. Wallen in 1995 are exercisable at $5.00 per share, expire five years from the date of vesting and are contingent upon Mr. Wallen's employment at the time of vesting. On June 28, 1996, the Board of Directors authorized the granting of incentive stock options to Mr. Wallen covering 20,000 shares of the Common Stock vesting and exercisable in 5,000 share increments on June 28, 1996, 1997, 1998 and 1999. All options authorized in favor of Mr. Wallen in 1996 are exercisable at $5.00 per share, expire five years from the date of vesting and are contingent upon Mr. Wallen's employment on the vesting date. On June 25, 1997, the Board of Directors approved the granting of incentive stock options covering 10,000 shares of Common Stock to Mr. Wallen. The exercise expire is $3.25 per share, and will expire five years from the date granted. These options are contingent upon Mr. Wallen's employment with Daugherty Resources on the vesting dates. Pursuant to the 1997 Stock Option Plan of Alaska

Apollo Resources, Inc., on April 28, 2000, the Board of Directors authorized a grant of Options to purchase 100,000 shares of Common Stock to Mr. Wallen vesting immediately, exercisable at $1.25 per share and expiring five years from the date granted.

COMPENSATION OF DIRECTORS

         Daugherty Resources compensates its non-employee directors for their services to Daugherty Resources in the form of shares of the Common Stock registered pursuant to Form S-8 promulgated by the Commission. Daugherty Resources also reimburses its directors for expenses incurred in attending board meetings. Daugherty Resources paid the non-employee directors the following amounts during fiscal year 2000: Charles L. Cotterell and James Klyman (formerly Klyman-Mowczan) each received 3,000 shares of the Common Stock valued at $1.25 (U.S.) per share.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

NAME                                    NUMBER OF UNEXERCISED                VALUE OF UNEXERCISED IN-THE-MONEY
----                                    ---------------------                ---------------------------------
                                   OPTIONS AT FISCAL YEAR-END (#)              OPTIONS AT FISCAL YEAR-END ($)
                                   ------------------------------              ------------------------------
                                      EXERCISABLE/UNEXERCISABLE                   EXERCISABLE/UNEXERCISABLE
                                      -------------------------                   -------------------------

James K. Klyman                               29,000/0                                    $15,000/0
Charles L. Cotterell                          29,000/0                                    $15,000/0

         The following is a summary of options, which have been granted by Daugherty Resources to the non-employee directors during the course of their respective tenures. In all instances the number of shares have been reduced and the exercise price increased to reflect the effect of the one for five consolidation of the Common Stock, which was effective June 29, 1998.

         In 1993, Mr. Klyman was granted options to purchase 2,000 shares of the Common Stock exercisable at $9.50 per share that expired December 10, 1998. On June 15, 1994, the Board of Directors approved the reduction of the exercise price of these options to $5.00. On June 15, 1994, Mr. Cotterell was granted an option to purchase 2,000 shares of the Common Stock in 1994 exercisable at $5.00 per share that expired December 10, 1998. On February 27, 1995, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common Stock each exercisable at $5.00 per share and expiring February 27, 2000. On June 28, 1996, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common Stock each exercisable at $5.00 per share and expiring June 28, 2001. On June 25, 1997, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 2,000 shares of the Common Stock each exercisable at $3.25 (U.S.) per share and expiring June 24, 2002. On April 28, 2000, the Board of Directors approved the grant of options to Mr. Cotterell and Mr. Klyman to purchase 25,000 shares of Common Stock each exercisable at $1.25 (U.S.) per share and expiring five years from the date granted

ITEM 11.        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table indicates the number of shares of the Common Stock owned beneficially as of March 31, 2000, by (i) each person known to Daugherty Resources to beneficially own more than five percent of the outstanding shares of the Common Stock, (ii) each director, (iii) the officers of Daugherty Resources, and (iv) all directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and sole investment power with respect to the shares of the Common Stock which are deemed beneficially owned by such person or entity.

              TITLE OF CLASS                            BENEFICIAL OWNER              SHARES OWNED     PERCENT OF
              --------------                            ----------------              ------------     ----------
                                                                                      BENEFICIALLY        CLASS
                                                                                      ------------        -----

               Common Stock                  William S. Daugherty                        919,355 (1)          22.83
                                             121 Prosperous Place, Suite 201
                                             Lexington, Kentucky 40509

                                             Trio Growth Trust                           300,000 (2)           8.00
                                             18 York Valley Crescent
                                             Willowdale, Ontario M2P 1A7

                                             Gracechurch Securities Ltd.                 160,600 (3)           4.66
                                             21 Abbotsbury House
                                             Abbotsbury Road
                                             London W14 8EN,
                                             United Kingdom

                                             Alaska Investments Limited                   202,669(4)           5.88
                                             5 Old Street
                                             Ospery House
                                             St. Helier, Jersey,
                                             Channel Islands, U.K.

                                             Exergon Capital S.A.                        187,000 (5)           5.27
                                             Strausburgstrasse 15
                                             Box 1069
                                             Zurich 8039, Switzerland

                                             Jayhead Investments Limited                 218,880 (6)           6.17
                                             18 York Valley Crescent
                                             Willowdale, Ontario H2P 1A7
                                             Canada

                                             D. Michael Wallen                           220,600 (7)           6.14
                                             120 Prosperous Place, Suite 201
                                             Lexington, Kentucky 40509

                                             Charles L. Cotterell                         47,540 (8)           1.37
                                             120 Prosperous Place, Suite 201
                                             Lexington, Kentucky 40509

                                             James K. Klyman                              32,000 (9)           0.92
                                             120 Prosperous Place, Suite 201
                                             Lexington, Kentucky 40509

                                             Environmental Energy, Inc.                 440,000 (10)          11.43
                                             8001 Irvine Center Drive, Suite 1040
                                             Irvine, CA 92618

                                             Kentucky Gas Partners, LP                  667,722 (11)          16.43
                                             8001 Irvine Center Drive, Suite 1040
                                             Irvine, CA 92618

                                             Directors and executive officers as a    1,219,495 (12)          28.83
                                             group (4 persons)


(1) Includes 340,000 shares of the Common Stock, warrants to purchase 23,800 shares of the Common Stock and options to acquire 555,555 shares of the Common Stock, which are currently exercisable.
(2) Consists of warrants to purchase 300,000 shares of the Common Stock, which are currently exercisable. Trio Growth Trust ("Trio") is a trust organized in Ontario, Canada the-co-trustees of which are Mrs. Barbara Glickman and Mr. Melvyn Moscoe. Trio, through its co-trustees, has the right to exercise the warrants.
(3) Consists of 160,600 shares of the Common Stock. Gracechurch Securities Ltd is organized in Liberia and is controlled by Douglas Mansfield, its sole shareholder, and officer.
(4) Consists of 202,669 shares of the Common Stock. Alaska Investments Limited ("Alaska") is organized in the British Virgin Islands and Jayhead Investments Limited ("Jayhead") owns 34% of the shares of Alaska.
(5) Includes 87,000 shares of the Common Stock and warrants to purchase 100,000 shares of the Common Stock, which are currently exercisable. Exergon Capital SA is a Panamanian corporation and is controlled by Dr. Urs Trepp, its sole director and officer.
(6) Includes 50,000 shares of Common Stock and 68,880 shares of Common Stock owned through Jayhead's interest in Alaska Investments Limited and warrants to 100,000 shares of the Common Stock, which are currently exercisable. Jayhead Investments Limited is an Ontario Corporation controlled by Mr. Morton J. Glickman, its sole director and officer.
(7) Includes 75,600 shares of the Common Stock and options to purchase 145,000 shares of the Common Stock, which are currently exercisable.
(8) Includes 18,540 shares of the Common Stock and options to purchase 29,000 shares of the Common Stock, which are currently exercisable.
(9) Consists of 3,000 shares of the Common Stock and options to purchase 29,000 shares of Common Stock, which are currently exercisable.

(10) Includes 40,000 shares of the Common Stock and options to purchase 400,000 shares of the Common Stock, which are currently exercisable. Environmental Energy, Inc. ("EEI") is a Delaware corporation. Larry Crowder and John Powell are the sole shareholders and officers of EEI.
(11) Includes the right to receive 336,912 shares of Preferred Stock, which may be converted to the Common Stock on a one-for-one basis, and warrants to purchase 341,530 shares of the Common Stock, which are currently exercisable. Kentucky Gas Partners, LP ("KGP") is a California limited partnership, the general partner of which is Environmental Holding Company Inc., a Nevada corporation ("EHC"). Although EHC is the general partner of KGP, the voting rights of any Common Stock converted from the Preferred Shares and Options to purchase the Common Stock are controlled by a Voting Trust until the shares and options are distributed by the partnership to its various partners. The Trustees of the Voting Trust that has the sole right to vote the shares are Robert L. McIntyre, Terry D. Fields and Robert Johnstone. The shares may only be voted by a majority decision of the Trustees.
(12) Includes 437,140 shares of the Common Stock, options to purchase 758,555 shares of the Common Stock, which are currently exercisable, and warrants to purchase 23,800 shares of the Common Stock, which are currently exercisable.

ITEM 12.        CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEBTEDNESS OF DIRECTORS, OFFICERS AND EMPLOYEES

         As of December 31, 2000, the aggregate indebtedness to Daugherty Resources and to any other person which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Daugherty Resources of all present and former directors, officers and employees of Daugherty Resources was $356,813.

   NAME AND PRINCIPAL POSITION      INVOLVEMENT OF ISSUER OR     LARGEST AMOUNT OUTSTANDING DURING     AMOUNT OUTSTANDING AS OF
   ---------------------------      -------------------------    ----------------------------------    ------------------------
                                            SUBSIDIARY               LAST COMPLETED FISCAL YEAR            DECEMBER 31, 2000
                                            ----------               --------------------------            -----------------
William S. Daugherty (1)                      Lender                           $81,933                          $80,970
President and Chief Executive
Officer

D. Michael Wallen (2)                         Lender                           $81,933                          $80,970
Vice President                                                                 -------                          -------

------------------
(1) The indebtedness of Mr. Daugherty consists primarily of three promissory notes in the principal amount of $33,333, $27,000 and $21,600, dated January 4, 1999, and January 1, 1998, bearing interest at the rate of six percent per annum. The notes are secured by Mr. Daugherty's interest in oil and gas partnerships sponsored by Daugherty Resources' subsidiary, Daugherty Petroleum. Inc. See footnotes of Item 10 above for additional benefits to Mr. Daugherty.
(2) The indebtedness of Mr. Wallen consists of three promissory notes in the principal amounts of $33,333; $27,000 and $21,600 dated January 4, 2000, January 4, 1999 and January 1, 1998, respectively, each bearing interest at the rate of 6 percent per annum. The note is secured by Mr. Wallen's interest in oil and gas partnerships sponsored by Daugherty Resources' subsidiary, Daugherty Petroleum, Inc. (see item 10 for additional benefits to Mr. Wallen.

INDEBTEDNESS OF DAUGHERTY RESOURCES TO A SHAREHOLDER

         Daugherty Petroleum is indebted to Jayhead Investments Limited, an affiliate of Alaska Investments Limited. The balance of the indebtedness is $64,779.00 and bears interest at a rate of 10 percent beginning April 1, 1995. Payment terms are based on quarterly payments of interest only with the total principal and interest, if any, due in full June 1, 2001.

                                  OTHER MATTERS

         The Board of Directors knows of no other matter to be presented at the Meeting. If any additional matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

                                OTHER INFORMATION

         All information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of Daugherty Resources is based upon information received by Daugherty Resources from such directors and officers.

          SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

         Daugherty Resources must receive proposals of shareholders intended to be presented at the 2002 Annual General Meeting of Shareholders by March 1, 2002 to be considered for inclusion in the proxy statement and form of proxy relating to the 2002 meeting.

                           APPROVAL OF PROXY STATEMENT

         The Board of Directors of Daugherty Resources has approved this Proxy Statement, the enclosed form of proxy and the sending thereof to the shareholders of Daugherty Resources.

                                         By Order of the Board of Directors,


                                         /s/ William S. Daugherty

                                         William S. Daugherty
                                         Chairman of the Board and President

May 15, 2001

                                                                       EXHIBIT A

                            DAUGHERTY RESOURCES, INC.

                             2001 STOCK OPTION PLAN

1. DEFINITIONS. As used herein, the following terms shall have the meanings indicated below:

     (a) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board of Directors. If Daugherty Resources securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "Non-Employee Director". For purposes of this paragraph 1(a), "Non-Employee Director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

     (b) The "Code" is the Internal Revenue Code of 1986, as amended from time to time.

     (c) The "Company" shall mean Daugherty Resources, Inc., a Province of British Columbia corporation.

     (d) "Fair Market Value" as of any day shall mean (i) if such stock is reported by the Nasdaq National Market or Nasdaq SmallCap Market or is listed upon an established stock exchange or exchanges, the reported closing price of such stock by the Nasdaq national Market or Nasdaq SmallCap Market or on such stock exchanges on such date or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) id such stock is not so reported by the Nasdaq National Market or Nasdaq SmallCap Market or listed upon an established stock exchange, the average of the closing "bid" and "ask" prices quoted by the National Quotation Bureau, Inc. (or any comparable reporting service) on such date or, if there are no quoted "bid" and "ask" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board of Directors, or the Committee, in its sole discretion by applying principles of valuation with respect to Daugherty Resources Common Stock in accordance with Code Section 422.

     (e) "Non-Employee Director" shall mean members of the Board of Directors who at the relevant time are "outside directors" within the meaning of Code Section 162(m).

     (f) "Option Stock" shall mean Common Stock of Daugherty Resources (subject to adjustments as described in Paragraph 12) reserved for options pursuant to this Plan.

     (g) The "Optionee" means an employee of Daugherty Resources or any Subsidiary to whom an incentive stock option has been granted pursuant to Paragraph 9.

     (h) The "Plan" means the Daugherty Resources, Inc. 2001 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board of Directors from time to time.

     (i) "Related Corporation" means a Parent Corporation or a Subsidiary Corporation each as defined in Code Section 424.

2. PURPOSE. The purpose of this Plan is to promote the success of Daugherty Resources and its subsidiaries by facilitating the retention of competent personnel and by furnishing incentives to officers, directors, employees, consultants, and advisors upon whose efforts the success of Daugherty Resources and its subsidiaries will depend to a large degree.

     It is the intention of Daugherty Resources to carry out this Plan through the granting of stock options, which will qualify as "incentive stock options" under the provisions of Code Section 422 or any successor provision, pursuant to Paragraph 9 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of Daugherty Resources within 12 months before or after the adoption of this Plan by the Board of Directors. Any incentive stock options granted after adoption of this Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such 12 month period.

3. EFFECTIVE DATE OF PLAN. This Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of Daugherty Resources as required in Paragraph 2 hereof.

4. ADMINISTRATION. This Plan shall be administered by a Committee, which may be appointed by the Board of Directors from time to time (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of this Plan, including but not limited to exclusive authority (where applicable and within the limitations described in this Plan) to determine, in its sole discretion, whether an incentive stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Administrator shall have full power and authority to administer and interpret this Plan, to make and amend rules, regulations and guidelines for administering this Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of this Plan. The Administrator's interpretation of this Plan, and all actions taken, and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

     No member of the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of this Plan. Upon the appointment of a Committee by the Board of Directors as provided hereunder, any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

5. PARTICIPANTS. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of Daugherty Resources or any subsidiary to whom incentive stock options shall be granted pursuant to Paragraph 9 of this Plan. The Administrator may grant options solely or partially to new participants. In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant. The Administrator may from time to time designate individuals as being ineligible to participate in this Plan.

6. STOCK. The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Three million shares of Option Stock shall be reserved and available for options under this Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Paragraph 11 of this Plan. In the event that any outstanding option under this Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under this Plan and may be optioned hereunder.

7. DURATION OF PLAN. Incentive stock options may be granted pursuant to this Plan from time to time during a period of 10 years from the effective date as defined in Paragraph 3. Any incentive stock option granted during such ten-year period shall remain in full force and effect until the expiration of the option as specified in the written stock option agreement and shall remain subject to the terms and conditions of this Plan.

8. PAYMENT. Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check, Common Stock of Daugherty Resources valued at such Stock's then

Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the option granted to the Optionee or upon any exercise of the option by the Optionee.

     With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act, if applicable.

9. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Each incentive stock option granted pursuant to this Paragraph 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions.

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Code Section 422, or any successor provision, the option price per share shall not be less than 100 percent of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of Daugherty Resources or any subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than 110 percent of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

     (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under this Plan may be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Code Section 422, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than 10 years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of Daugherty Resources or any subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five years after the date on which it is granted.

          The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Maximum Size of Incentive Stock Option As Such. To the extent that the aggregate Fair Market Value of Common Stock for which an Incentive Stock Option becomes exercisable by the Optionee for the first time in any calendar year exceeds $100,000, the portion of such incentive stock option exceeds such $100,000 limitation shall be treated as a Non-Statutory Stock Option and not an incentive stock option under Code Section 422. For purposes of this Paragraph 9, all incentive stock options granted to an Optionee by Daugherty Resources, as well as any options that may have been granted to the Optionee under any other stock incentive plans of Daugherty Resources or any Related Corporation which are intended to comply with the provisions Code
          Section 422 shall be considered in the order in which they were granted, and the Fair Market Value as of the time they were granted.

     (d) Other Provisions. The Option Agreement authorized under this Paragraph 9 shall contain such other provisions are the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered as an "Incentive stock option" as defined in Code Section 422 or to conform to any change therein.

10. TRANSFER OF OPTION. No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee's lifetime, the option may be granted by exercised only by the Optionee. If the Optionee shall attempt any transfer of any incentive stock option granted under this Plan during the Optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

11. ANTI-DILUTION ADJUSTMENT. A pro-rata adjustment for an increase or decrease in the number of share of Common Stock of Daugherty Resources subject to this Plan or that may be awarded to any individual in any year shall be made to give effect to any consolidation of shares, the equivalent value in stock of cash dividends, stock dividends, stock splits, stock combinations, recapitalization and other similar changes in the capital structure of Daugherty Resources. Pro-rata adjustments shall be made in the number, kind and price of shares of Common Stock of Daugherty Resources covered by any outstanding Option hereunder to give effect to any consolidation of shares, stock dividends, stock splits, stock combinations, recapitalization and similar changes in the capital structure of Daugherty Resources, or a merger or dissolution or reorganization of Daugherty Resources, after the date the Option is granted so that the Optionee is treated in a manner equivalent to that of holders of the underlying Common Stock.

12. CHANGE IN CORPORATE CONTROL. Upon a change in Corporate Control, each outstanding Incentive Stock Option shall immediately become fully exercisable, and a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares covered by all outstanding Incentive Stock Options, whether to be issued by Daugherty Resources or by any successor corporation, shall be effective at all times during which the Incentive Stock Options may be exercised and, to facilitate resale of the shares, during the twelve months after the last exercise of the Options.

     "Change in Corporate Control" means (a) the time of approval of Daugherty Resources of (i) any consolidation or merger of Daugherty Resources in which Daugherty Resources is not the continuing or surviving corporation or pursuant to which shares of Common Stock should be converted into cash, securities or other property, other than a merger in which the holders of Common Stock immediately prior to the merger will have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Daugherty Resources, or (iii) adoption of any plan or proposal for the liquidation or dissolution of Daugherty Resources; or (b) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than Daugherty Resources or a subsidiary or employee benefit plan or trust maintained by Daugherty Resources or any of its subsidiaries, shall become (together with its "affiliates" and "associates", as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25 percent of the Common Stock outstanding at the time, without the prior approval of the Board of Directors of Daugherty Resources.

     The Administrator may restrict the rights of or the applicability of this Paragraph 12 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an option pursuant to this Plan shall not limit in any way the right or power of Daugherty Resources to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

13. SECURITIES LAW COMPLIANCE. No shares of Common Stock shall be issued pursuant to this Plan unless and until there has been compliance, in the opinion of Daugherty Resources' counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to Optionee, the Administrator may require

Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act or any other applicable securities laws.

     In the event of a transaction (as defined in Paragraph 12 of this Plan) which is treated as a "pooling of interests" under generally accepted accounting principles, Optionee will comply with Rule 145 of the Securities Act and any other restrictions imposed under other applicable legal or accounting principals if Optionee is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and the Optionee will execute any documents necessary to ensure compliance with such rules.

     Daugherty Resources reserves the right to place a legend on any stock issued upon exercise of an option granted pursuant to this Plan to assure compliance with this Paragraph 13.

14. RIGHTS AS A SHAREHOLDER. An Optionee (or the Optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Paragraph 12 of this Plan).

15. AMENDMENT OF THIS PLAN. The Board of Directors may from time to time, insofar as permitted by law, suspend or discontinue this Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in paragraph 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (a) materially increase the number of shares subject to this Plan except as provided in Paragraph 12 hereof, (b) change the designation of the class of employees eligible to receive options, (c) decrease the price at which options may be granted, or (d) materially increase the benefits accruing to Optionees under this Plan without the approval of the shareholder of Daugherty Resources if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, this Plan may not, without the approval of the shareholders, be amended in any manner that will cause Incentive Stock Options to fail to meet Daugherty Resources or any Subsidiary any obligation to retain the Optionee in its employ for any period

16. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon Daugherty Resources or any Subsidiary any obligation to retain the Optionee in its employ for any period.

17. REGISTRATION RIGHTS. The Optionee shall have the registration rights set forth in Exhibit 1.

                                EXHIBIT 1 TO THE
                            DAUGHERTY RESOURCES, INC.
                             2001 STOCK OPTION PLAN

                               REGISTRATION RIGHTS

DEMAND REGISTRATION RIGHTS

(a) At any time, commencing one (1) year after the effective date of the Plan, the Optionee or any other holders of options (collectively, "Option Holders") granted under the Plan shall have the right, on one occasion, by written notice to Daugherty Resources, to have Daugherty Resources prepare and file with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-8 or similar form, including a reoffer prospectus which is prepared in accordance with the requirements of Part I and the Form S-8, and such other documents, as may be necessary in the opinion of both counsel for Daugherty Resources and counsel for the Option Holder, in order to comply with the provisions of the Securities Act of 1933 (the "Act"), so as to permit a public offering and sale of all of the options and securities underlying such options issued or to be issued under the Plan by the holders thereof, subject to whatever restrictions on the exercise of the options or the sale of the options as are set forth in the Plan. The demand registration rights granted hereby shall expire after all of the options and/or securities underlying the options have been sold or have expired, but in no event later than ten (10) years after the effective date of the Plan.

COVENANTS OF DAUGHERTY RESOURCES WITH RESPECT TO REGISTRATION

(b) In connection with any registration under paragraph (a) above, Daugherty Resources covenants and agrees as follows:

          (1) Daugherty Resources shall use its best efforts to file a registration statement within sixty (60) days of receipt of any demand therefore, or in the event Daugherty Resources does not qualify for the use of Form S-8 or similar form, as soon as practical after Daugherty Resources becomes qualified to use such form, and to have any registration statement declared effective at the earliest possible time and, to the extent applicable, shall furnish each Option Holder desiring to sell securities registered thereby such number of prospectuses as shall reasonably be requested.

          (2) Daugherty Resources shall pay all costs, fees and expenses in connection with the registration statement filed pursuant to paragraph (a) above.

          (3) Daugherty Resources will take all necessary action which may be required in qualifying or registering the securities included in the registration statement for offer and sale under the securities or blue sky laws of such states as reasonably are requested by the Option Holder(s), provided that Daugherty Resources shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

          (4) Nothing contained in this Agreement shall be construed as requiring the Option Holder(s) to exercise their options prior to the initial filing of any registration statement or the effectiveness thereof, other than as may be required by the terms of the Plan.

          (5) Daugherty Resources shall not permit the inclusion of any securities other than the options and the securities underlying the options to be included in any registration statement filed pursuant to paragraph (a) hereof.

                                                                       EXHIBIT B

                            FORM OF LETTER OF INTENT

         This will confirm our intent to act as the Managing Underwriter in connection with the proposed public offering of units ("Units") each consisting of three shares of Common Stock, (the "Common Stock"), one Redeemable Class A Warrant ("Class A Warrant") and one Redeemable Class B Warrant ("Class B Warrant") issued by Daugherty Resources, Inc., a corporation organized pursuant to the laws of British Columbia, Canada (the "Company"). It is contemplated that the Underwriter shall underwrite, on a firm commitment basis, approximately 1,000,000 Units at an anticipated public offering price of approximately 3x the closing bid price of Daugherty Resources' Common Stock as quoted, on the Nasdaq SmallCap Market on the day prior to the effective date of Daugherty Resources' Registration Statement hereinafter referred to as the "CBP", plus US $1.00, subject to market and other conditions at the time of the offering. The components of the Units will be separately tradeable no later than 12 months from the effective date of the Registration Statement, or earlier at the discretion of the Underwriter (the "Separation Date"). Each Class A Warrant shall be exercisable for a period of 35 months from the effective date of Daugherty Resources' Registration Statement. Each Class B Warrant shall be exercisable for a period of 48 months from the effective date of Daugherty Resources' Registration Statement. Each Class A and Class B Warrant shall entitle the holder thereof to acquire one share of Common Stock at a price equal to 110% of the CBP and 125% of the CBP, respectively, subject to adjustment. Commencing 12 months after the Separation Date in the case of the Class A Warrants and 24 months after the Separation Date in the case of the Class B Warrants, Daugherty Resources will have the right at any time to redeem all, but not less than all, of each of the Class A and Class B Warrants at a price equal to five cents (US $.05) per Class A Warrant and Class B Warrant, respectively, provided that the average closing bid price of the Common Stock equals or exceeds 125% of the CBP and 160% of the CBP, respectively, (subject to adjustment) for any 20 trading days within a period of 30 consecutive trading days ending on the fifth trading day prior to the date of the notice of redemption. Our proposal is based on information regarding Daugherty Resources provided to us by Daugherty Resources and current market conditions as of the date of this letter, and is subject to change in the event any such information shall change. Our acting as Managing Underwriter shall be subject to the following general terms and qualifications.

          1. Daugherty Resources will, as soon as practicable (provided the Common Stock is trading at a price of US $2.25 per share or higher), file with the Securities and Exchange Commission ("Commission") a Registration Statement on Form SB-I (or other appropriate dorm) covering the proposed public offering which shall include all audited and unaudited financial statements for such periods as may be required by the Registration Statement. Such Registration Statement, at the time it becomes effective, shall be in form and substance satisfactory to the Underwriter and to Daugherty Resources and to their respective counsel.

          2. On or about the effective date of the Registration Statement, it is contemplated that we shall enter into an Underwriting Agreement with Daugherty Resources in form and in substance satisfactory to counsel for the Underwriter and Daugherty Resources. The Underwriting Agreement will provide that we shall purchase on a firm, and not on any other basis, the securities to be offered at a discount equaling 10% of the public offering price thereof. Said Underwriting Agreement will further provide that we will have an option to purchase all or part of an additional 15% of the securities to be offered from Daugherty Resources to cover any over-allotments for a period of 45 days from the effective date of the Registration Statement upon the some terms and conditions and shall contain such other terms and conditions as are customary in such agreements.

          3. It shall be Daugherty Resources' obligation, whether or not the offering is consummated to bear all expenses in connection with the proposed offering, including, but not limited to the following: filing fees; the costs of preparing, printing and ding with the Commission the Registration Statement and amendments, post-effective amendments and supplements thereto; preparing, printing and delivering exhibits thereto and copies of the preliminary, final and supplemental prospectuses; printing and delivering all underwriting and selling documents, including but not limited to the Underwriting Agreement, Agreement Among Underwriters, Selling Agreement, Underwriter's Questionnaire and Power of Attorney, the Blue Sky Memoranda and Unit certificates; due diligence and investigatory expenses; experts; expense of two tombstone advertisements, advertising costs and expenses, including, but not limited to, costs and the travel, food and lodging expenses of its personnel in connection with the "road show," information meetings and presentations, registrar, transfer agent fees, postage and mailing expenses with respect to the transmission of prospectuses, Company counsel and accounting fees, issue and transfer taxes, if any, and Blue Sky counsel fees (not to exceed $20,000) and expenses. It is agreed that the Underwriter's counsel shall perform the required Blue Sky legal services. In this connection, Blue Sky applications shall be made in such states and jurisdictions as shall be requested by the Underwriter (not exceeding 20) provided that such states and jurisdictions do not require Daugherty Resources to qualify as a foreign corporation or to file a general consent to service of process. The Underwriter shall be liable for the fees and expenses of its counsel except for Blue Sky matters.

          4. Daugherty Resources agrees to pay the Underwriter a non-accountable expense allowance equal to 3% of the gross proceeds of the proposed public offering, US $10,000 of which is payable upon the execution and delivery of this letter, US $15,000 upon submission of the first draft of the Registration Statement to the Underwriter's counsel and US $25,000 of which is payable upon the initial ding of the Registration Statement, and the balance of which is payable at closing.

               If the Underwriter does not or fails to enter into the proposed Underwriting Agreement, and the reasons therefore are reasonably related to a material adverse change in the business or financial results, prospects or condition of Daugherty Resources, or a material adverse change in market conditions or if the proposed public offering is not completed because of Daugherty Resources' actions or failure to take such actions as are reasonably required hereunder and the Underwriter is prepared to perform in accordance with the terms herein, then, in any such case, Daugherty Resources agrees to promptly pay the Underwriter its actual out of pocket expenses (on an accountable basis), provided that the advances referred to in paragraph 4 above shall be first offset against such expenses. In addition, Daugherty Resources shall remain liable for all Blue Sky Counsel fees and expenses and Blue Sky filing fees.

          5. Daugherty Resources shall issue and sell, at the closing of the proposed underwriting, to the Underwriter and/or its designees, five-year warrants to purchase such number of Units as shall equal 10% of the number of Units to be offered (excluding the over-allotment option) being underwritten for the account of Daugherty Resources at a price of US $.0001 per warrant (the "Warrants"). Daugherty Resources shall include the component securities of the Warrants in the aforesaid Registration Statement and shall for the term of the Warrants file such post-effective amendments to such Registration Statement as may be necessary to permit the public sale of the component securities. The Warrants shall be exercisable at any time during a period of four years commencing at the beginning of the second year after their issuance and sale at a price equaling 120% of the public offering price of the securities to be offered.

          6. William S. Daugherty and all officers and directors shall agree not to, directly or indirectly, offer, sell, transfer, pledge, assign, hypothecate or otherwise encumber any shares or convertible securities, whether or not owned, or otherwise dispose of any beneficial interest therein under Rule 144 or otherwise, for a period commencing on the date hereof and ending 6 months following the effective date of the Registration Statement without the prior consent of the Underwriter. If possible, an appropriate legend shall be marked on the face of stock certificates representing all of such Common Stock. In addition, without the prior consent of the Underwriter, Daugherty Resources shall not sell or offer for sale any of its securities for a period commencing on the date hereof and ending 12 months following the effective date of the Registration Statement.

          7. On the effective date of the Registration Statement, Daugherty Resources shall have an authorization of capital stock reasonably satisfactory to the Underwriter. For the period of 24 months following the effective date of the Registration Statement, the Common Stock issuable upon all options, warrants or other securities exercisable, convertible or exchangeable for Common Stock, issued after the effective date of the Registration Statement, excluding issuances in connection with acquisitions by Daugherty Resources, shall not exceed an aggregate of 750,000, without the prior consent of the Underwriter. In addition, any option, warrant or other security exercisable, convertible or exchangeable into Common Stock issued after the date hereof shall be issued at a grant, exercise or conversion price not less than the greater of fair market value of the Common Stock on the date of grant, issuance or sale or the public offering price per share of Common Stock.

          8. Daugherty Resources represents that consummation of the transactions contemplated herein will not as of the effective date of the Registration statement result in a material breach of any of the terms, provisions or conditions of any written agreement to which it is a party.

          9. Daugherty Resources' financial and operational history, its present condition, financial and otherwise, and its prospects, shall be substantially as represented to us. Daugherty Resources shall supply us with such financial statements, contracts and other corporate records and documents as we shall deem necessary and it shall supply our counsel with all financial statements, contracts, documents and other corporate papers as may be requested by them. In addition, we shall be fully informed of any events, which might have a material effect on the financial condition of Daugherty Resources. If, in the opinion of the Managing Underwriter, the condition of Daugherty Resources, financial or otherwise, and its prospects do not fulfill its expectations, the Managing Underwriter shall have the sole discretion to review and determine its continued interest in the proposed underwriting. In this connection, we expect that, prior to the initial filing of the Registration Statement, Daugherty Resources shall have (i) a Board of Directors satisfactory to the Underwriter and (ii) engaged a financial printer with printing facilities in New York City satisfactory to the Underwriter.

          10. It is understood that the Underwriter may enter into other agreements, with broker/dealers who shall act as co-underwriters and/or dealers in connection with the proposed public offering contemplated herein, but you shall have no liability to such persons for fees and expenses incurred in connection with their participation in such offering.

          11. We shall not be responsible for any expense of Daugherty Resources or others for any charges or claims related to the proposed financing or otherwise if the sale of securities to be offered contemplated by this letter is not consummated.

          12. Daugherty Resources agrees that as of the effective date of the Registration Statement there will be no claims or payments for services in the nature of a finder's fee with respect to the proposed public offering or any other arrangements, agreements or understandings that may affect the Underwriter's compensation, as determined by the National Association of Securities Dealers, Inc. We shall compensate any of our personnel who may have acted in such capacities, as we shall determine.

          13. Daugherty Resources agrees that for a period of 36 months after the effective date of the Registration Statement. Daugherty Resources will not extend the term and/or lower the exercise price of any existing warrant or option exercisable, exchangeable or convertible into securities of Daugherty Resources without the prior consent of the Underwriter.

          14. The Underwriting Agreement shall provide that the Underwriter shall act as Daugherty Resources' exclusive agent with respect to the solicitation of the Class A Warrants and the Class B Warrants, and receive from Daugherty Resources a commission of 4% of the exercise price of each of the Class A Warrants and the Class B Warrants commencing 12 months after the effective date of the Registration Statement payable upon exercise.

          As long as the Underwriter is proceeding in good faith, Daugherty Resources covenants and agrees not to negotiate with any other underwriter or other person relating to a possible public offering of securities pending the completion of the public offering contemplated herein. Please affix your signature in the place designated and by doing so, you will confirm our general understanding in connection with the proposed public offering referred to herein, subject to the execution of an Underwriting Agreement. This letter shall serve as an indication of our mutual intention as regards to the proposed public offering stated herein and shall not bind either party except to the responsibilities referred to in paragraphs 4 and 11 herein. No binding commitment upon either party to proceed with the offering will arise until the execution of the Underwriting Agreement.

                                                                       EXHIBIT C

                             AUDIT COMMITTEE CHARTER

         The Audit Committee (the "Committee"), of the Board of Directors (the "Board") of Daugherty Resources, Inc. (the "Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

         The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of Rule 4310 (c)(26) (B) (iii) of the Marketplace Rules for The Nasdaq Stock Market, Inc. The members of the Committee will be elected annually at the organizational meeting of the full Board and will be listed in the annual report to the shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

         The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to the shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular report(s) to the Board concerning its activities.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that Daugherty Resources' financial statements are complete and accurate and are in accordance with the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and Daugherty Resources' business conduct guidelines.

AUTHORITY

         Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of Daugherty Resources. In that regard, the Committee will have the authority to approve the retention of external professionals to render advise and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

         The Committee is to meet at least one time annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee may meet in separate executive sessions with the chief financial officer (if any), independent accountants and internal audit at times considered appropriate by the Committee.

ATTENDANCE

         Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal audit be present at Committee meetings.

SPECIFIC DUTIES

     In carrying out its oversight responsibilities the Committee will perform the duties specifically mandated by Marketplace Rule 4310 (c)(26)(A) and perform any additional duties set forth herein below, as it deems necessary and appropriate:

     1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

     2. Review with Daugherty Resources' management, internal audit and independent accountants Daugherty Resources' accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

     3. Review with Daugherty Resources' management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by Daugherty Resources in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of Daugherty Resources' accounting principles used in financial reporting.

     4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

     5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should conform to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

     6. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and Daugherty Resources as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     7. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of Daugherty Resources of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-QSB. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarter of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

     8. At the completion of the annual audit, review with management, internal audit and the independent accountants the following;

               The annual financial statements and related footnotes and financial information to be included in Daugherty Resources' annual report to shareholders and on Form 10-KSB.

               Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

               Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management, which, if not satisfactorily resolved, would have caused them to issue an nonstandard report on Daugherty Resources' financial statements.

               Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of Daugherty Resources' accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

               If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in Daugherty Resources' annual Report on Form 10-KSB.

     9. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in Daugherty Resources' annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

     10. Discuss with the independent accountants the quality of Daugherty Resources' financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to Daugherty Resources' needs.

     11. Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious". Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

     12. Recommend to the Board the selection, retention or termination of Daugherty Resources' independent accountants.

     13. Review the appointment and replacement of the senior internal audit executive.

     14. Review with management. Internal audit and the independent accountants the methods used to establish and monitor Daugherty Resources' policies with respect to unethical or illegal activities by Daugherty Resources employees that may have a material impact on the financial statements.

     15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from Daugherty Resources' general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

As the Committee may deem appropriate, obtain, weigh and consider expert advise as to Audit Committee related rules of the Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

THE AUDIT COMMITTEE OF DAUGHERTY RESOURCES, INC. ON THIS 14th DAY OF JUNE 2000 HAVE ADOPTED THE ABOVE AUDIT COMMITTEE CHARTER.

         AUDIT COMMITTEE

         /S/ William S. Daugherty
         ------------------------
         William S. Daugherty
         Chairman of Audit Committee

         /S/ Charles L. Cotterell
         ------------------------
         Charles L. Cotterell
         Member of Audit Committee

         /S/ James K. Klyman
         -------------------
         James K. Klyman
         Member of Audit Committee

                             SHAREHOLDER INFORMATION
                             -----------------------

ANNUAL MEETING

The Annual Meeting of Shareholder of Daugherty Resources, Inc., will be held on June 29, 2001 at 10:00 a.m. at 700 Standard Life Building, 625 Howe Street, Vancouver, British Columbia, Canada

CORPORATE ADDRESS
Daugherty Resources, Inc.
120 Prosperous Place, Suite 201
Lexington, Kentucky 40509

COMMON STOCK LISTING
Nasdaq SmallCap
Trading Symbol:  NGAS
Newspaper Listing:  NGAS

ANALYST INQUIRIES
Security analyst and other investment professionals seeking information about Daugherty Resources and its subsidiaries should call:

         Daugherty Resources, Inc.
         William S. Daugherty
         President and CEO
         120 Prosperous Place, Suite 201
         Lexington, Kentucky 40509
         Office:  (859) 263-3948
         Fax:  (859) 263-4228
         E-mail:  ngas@daughertyresources.com

SHAREHOLDER INQUIRIES AND SHAREHOLDER ADMINISTRATION
Shareholders with questions about their stock accounts may write Shareholder Administration at our corporate address or call us Monday thru Friday, anytime between 9:00 a.m. and 5:00 p.m. (Eastern Standard Time).

TRANSFER AGENT AND REGISTRAR
Pacific Corporate Trust Company
625 Howe Street
10th Floor
Vancouver, British Columbia
Canada V6C 3B8

CANADA INDEPENDENT AUDITORS
Kraft, Berger, Grill, Schwartz Cohen & March LLP
3160 Steeles Avenue East
Markham, Ontario
Canada L3R 3Y2

U.S. INDEPENDENT AUDITORS
Hall, Kistler & Company LLP
220 Market Avenue South
Suite 700
Canton, OH  44702-2100

CANADIAN COUNSEL
Ronald Paton, Attorney at Law
Maitland & Company
700 Standard Life Building
625 Howe Street
Vancouver, British Columbia
Canada, V6C 2T6

U.S. COUNSEL
Jeffery Rinde, Attorney at Law
Bondy & Schloss, LLP
6 East 43rd Street
New York, NY 10017

REGISTERED AND RECORDS OFFICE
Maitland & Company
700 Standard Life Building
625 Howe Street
Vancouver, British Columbia
Canada V6C 2T6

ADDITIONAL INFORMATION
Daugherty Resources, Inc., will provide, without charge, a copy of the following items:

2000-SEC Form 10-KSB and Subsequent 10-QSB Filings.

Request for these items should be made in writing Daugherty Resources, Inc. at its corporation address.

Daugherty Resources can be reached through its website at:
www.daughertyresources.com.

                            DAUGHERTY RESOURCES, INC.
                         120 PROSPEROUS PLACE, SUITE 201
                            LEXINGTON, KENTUCKY 40509

                                      PROXY

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF DAUGHERTY RESOURCES, INC. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON JUNE 25, 2001.

         The undersigned hereby appoints William S. Daugherty, the Chairman of the Board and President of Daugherty Resources, or failing him, James K. Klyman, a director of Daugherty Resources, or instead of either of the foregoing, (insert name) _____________________________, as nominee of the undersigned, with fill power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 25, 2001 at 10:00 a.m., Vancouver, British Columbia time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.       Fixing the Number of Directors.                           4.       Ratification,  Affirmation  and Approval of Daugherty
                                                                   Resources, Inc. 2001 Stock Option Plan.
Vote FOR [_] AGAINST [_]  the  resolution  fixing  the size of
the Board of Directors at three.                                   Vote FOR [_] AGAINST [_] the resolution ratifying, affirming and approving the Daugherty Resources, Inc. 2001 Stock Option Plan.
2.       Election of Directors.

William S. Daugherty                                               5.       Approval of execution of an Underwriting Agreement
James K. Klyman                                                    for the issuance of up to five million shares of Common Stock.
Charles E. Cotterell

                                                                   Vote FOR [_] AGAINST [_] the execution of an Underwriting
                                                                   Agreement for the issuance by Daugherty Resources of up to five
Vote FOR [_] the election of all nominees listed above (except     million shares of Common Stock.
those whose names the undersigned has deleted). WITHHOLD [_]
vote.

3.       Auditors                                                  Please advise Daugherty Resources of any change of Address:

Vote FOR [_] WITHHOLD [_] vote on the resolution to appoint        _________________________________________________________________
Kraft, Berger, Grill, Schwartz, Cohen & March LLP, Chartered       Street Address
Accountants, as auditors of Daugherty Resources at the             _________________________________________________________________
remuneration to be fixed by the Board of Directors.                City, State, Zip


THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

Dated _________________________, 2001.

--------------------------------------------------------------------------------
Signatures of Shareholder

--------------------------------------------------------------------------------
Printed Name of Shareholder

A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF PACIFIC CORPORATE TRUST COMPANY, 625 HOWE STREET, SUITE 830, VANCOUVER, BRITISH COLUMBIA V6C 3B8, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

Joint owners should each sign the proxy where the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATIONS.

                         RETURN THIS PROXY IMMEDIATELY.